SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 31, 1997
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                                CTG RESOURCES, INC.
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              (Exact name of registrant as specified in its charter)

                                    Connecticut
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                  (State or other jurisdiction of incorporation)

       1-12859                                                     06-1466463
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   (Commission                                              (I.R.S. Employer
   File Number)                                            Identification No.)

   100 Columbus Boulevard, Hartford, Connecticut                         06103
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   (Address of principal executive offices)                         (Zip Code)

                Registrant's telephone number, including area code

                                  (860) 727-3010
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   Item 5.  Other Information
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   (a) Press Release

   Preliminary Results of Stock Repurchase Plan
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   CONTACT:  ANDREW JOHNSON  (860) 727-3123
   PRESS RELEASE

                     CTG RESOURCES, INC. ANNOUNCES PRELIMINARY
                         RESULTS OF STOCK REPURCHASE PLAN

   HARTFORD, CONNECTICUT, OCTOBER 31, 1997 -- CTG Resources, Inc. (NYSE:CTG) announced today that the "dutch auction" tender offer by its wholly-owned subsidiary, The Energy Network, Inc. (TEN), to purchase shares of CTG Common Stock was successfully completed at 12:00 midnight Eastern Standard Time on October 30, 1997.

   Based on the preliminary count by the depositary for the tender offer, at the time of expiration, approximately 2.1 million shares of CTG Common Stock had been tendered and not withdrawn at or below $26.00 per share. In accordance with the terms of the tender offer and as permitted by the rules and regulations of the Securities and Exchange Commission, TEN has elected to purchase 2.0 million shares at a price of $26.00 per share. All shares validly tendered at or below a price of $26.00 per share will be prorated in accordance with the terms of the tender offer, except shares tendered by odd lot shareholders and shareholders who would have become odd lot shareholders as a result of proration.

   The determination of the actual number of shares to be purchased, the proration factor and the purchase price are subject to final confirmation of the proper or guaranteed delivery of all shares tendered and not withdrawn. The Company expects to announce the definitive results of the
   tender offer and proration factor by November 7, 1997.   Payment for the
   shares accepted, and return of all other shares tendered but not accepted, will occur as soon as practicable.
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   CTG Resources, Inc. is the holding company of Connecticut Natural Gas
   Corporation and The Energy Network, Inc. CTG is the largest transporter of natural gas in Connecticut and is engaged in a number of energy-related businesses under The Energy Network. CTG's home page on the Internet is www.ctgcorp.com.













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                                     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CTG RESOURCES, INC.



   Date        11/3/97                       S/  Andrew H. Johnson
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                                                (Andrew H. Johnson)
                                     Treasurer and Chief Accounting Officer



                                    (On behalf of the registrant and as Chief
                                       Accounting Officer)
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